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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) June 4, 2002




                                    CPI CORP.
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             (exact name of registrant as specified in its charter)




          Delaware                  0-11227              43-1256674
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         (State or other         (Commission file       (IRS Employer
         jurisdiction of              Number)         Identification No.)
          incorporation)



             1706 Washington Avenue, St. Louis, Missouri 63103-1790
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               (Address of principal executive offices) (Zip code)



        Registrants' telephone number, including area code (314) 231-1575
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        -----------------------------------------------------------------
         (Former name or former address, if changes since last report.)






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ITEM 5.  OTHER EVENTS

A. On June 4, 2002, CPI Corp. issued the attached press release relating to its strategic plan.

B. On June 4, 2002, CPI Corp. published the attached presentation, labeled "CPI Corp. - The Growth Strategy," relating to its strategic planning initiatives.

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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Gary W. Douglass
                                 -----------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  June 4, 2002

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 7. EXHIBITS

        a)        EXHIBITS

                  The following exhibits are being filed as part of this Report:

                  Exhibit 99.1 -- Power Point Presentation
                  Exhibit 99.2 -- Press Release